                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                              ---------------------

                                   FORM 8-K/A
                                 AMENDMENT NO. 1

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 25, 1995

                             FIBREBOARD CORPORATION
                             ----------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                  0-016951            94-0751580
     --------------------------------------------------------------------
     (State or other jurisdic-      (Commission      (IRS Employer Iden-
     tion of incorporation)         file number     tification No.)


            2121 NORTH CALIFORNIA BLVD., #560, WALNUT CREEK, CA 94596
            ---------------------------------------------------------
                    (Address of principal executive offices)


                                 (510) 274-0700
                                 --------------
              (Registrant's telephone number, including area code)



                                      NONE
                          ----------------------------
          (Former name or former address, if changed since last report)

     The undersigned registrant hereby amends the following items of its current report on Form 8-K dated September 25, 1995.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (b) PRO FORMA FINANCIAL INFORMATION.

          (i)     Pro forma consolidated balance sheet as of June 30, 1995;
          (ii) Pro forma consolidated statement of income for the six-month period ended June 30, 1995;
          (iii) Pro forma consolidated statement of income for the twelve months ended December 31, 1994; and
          (iv)    Notes to pro forma consolidated financial statements.

          See attached pro forma financial information on pages 3-7.

                     FIBREBOARD CORPORATION AND SUBSIDIARIES
            PRO FORMA CONSOLIDATED BALANCE SHEET AS OF JUNE 30, 1995
                          (DOLLAR AMOUNTS IN THOUSANDS)
                                   (UNAUDITED)

             ASSETS                                       AS REPORTED       PRO FORMA    ADJUSTMENT      PRO FORMA
                                                         JUNE 30, 1995     ADJUSTMENTS      KEY        JUNE 30, 1995
                                                         -------------     -----------   ----------    -------------

CURRENT ASSETS
    CASH AND CASH EQUIVALENTS                                ($1,515)        $66,566        (A)             $65,051
    RECEIVABLES                                               51,237          (8,210)       (B)              43,027
    CURRENT PORTION NOTES RECEIVABLE                           6,247                                          6,247
    INVENTORIES                                               80,610         (25,965)       (B)              54,645
    PREPAID EXPENSES                                           3,009            (636)       (B)               2,373
    DEFERRED INCOME TAXES                                      9,293            (311)       (E)               8,982
                                                         -------------     -----------                 -------------
             TOTAL CURRENT ASSETS                            148,881          31,444                        180,325

TIMBER AND TIMBERLANDS, NET                                   31,095         (31,095)      (B,C)                 --
PROPERTY, PLANT AND EQUIPMENT, AT COST
    LAND AND IMPROVEMENTS                                     21,637         (10,343)      (B,C)             11,294
    BUILDINGS                                                 37,252          (9,990)      (B,C)             27,262
    MACHINERY AND EQUIPMENT                                  131,406         (57,832)      (B,C)             73,574
    CONSTRUCTION IN PROGRESS                                   5,713          (2,921)      (B,C)              2,792
                                                         -------------     -----------                 -------------
                                                             196,008         (81,086)                       114,922
    ACCUMULATED DEPRECIATION                                 (81,425)         35,545       (B,C)            (45,880)
                                                         -------------     -----------                 -------------

    NET PROPERTY, PLANT AND EQUIPMENT                        114,583         (45,541)                        69,042
NOTES RECEIVABLE                                               6,301             (95)       (A)               6,206
GOODWILL                                                      67,600                                         67,600
OTHER ASSETS                                                  14,748           4,829       (B,C)             19,577
                                                         -------------     -----------                 -------------
             TOTAL OPERATING ASSETS                          383,208         (40,458)                       342,750

CASH RESTRICTED FOR ASBESTOS COSTS                             3,631                                          3,631
ASBESTOS COSTS TO BE REIMBURSED                              832,115                                        832,115
                                                         -------------     -----------                 -------------

             TOTAL ASSETS                                 $1,218,954        ($40,458)                    $1,178,496
                                                         -------------     -----------                 -------------
                                                         -------------     -----------                 -------------

             LIABILITIES AND EQUITY

CURRENT LIABILITIES:
    CURRENT PORTION OF LONG-TERM DEBT                         $2,105         ($1,000)       (D)              $1,105
    ACCOUNTS PAYABLE AND ACCRUED LIABILITIES                  64,385            (313)       (B)              64,072
    RESERVE FOR ASBESTOS-RELATED COSTS                         2,700                                          2,700
                                                         ------------      -----------                 -------------
             TOTAL CURRENT LIABILITIES                        69,190          (1,313)                        67,877
LONG-TERM DEBT                                                99,988         (96,000)       (D)               3,988
RESERVE FOR ASBESTOS-RELATED COSTS                             9,620                                          9,620
OTHER LONG-TERM LIABILITIES                                   23,758                                         23,758
DEFERRED INCOME TAXES                                         19,395         (19,395)       (E)                  --
                                                         -------------     -----------                 -------------

             TOTAL OPERATING LIABILITIES                     221,951        (116,708)                       105,243

LONG TERM ASBESTOS CLAIMS SETTLEMENTS                        818,184                                        818,184

ASBESTOS RELATED LONG TERM DEBT                               23,041                                         23,041
                                                         -------------     -----------                 -------------
             TOTAL LIABILITIES                             1,063,176        (116,708)                       946,468

STOCKHOLDERS' EQUITY:
    COMMON STOCK, $.01 PAR VALUE,15,000,000
     SHARES AUTHORIZED, 8,495,574 SHARES ISSUED                   85                                             85
       PAID IN CAPITAL IN EXCESS OF PAR
    CONTRIBUTED CAPITAL                                       76,517                                         76,517
    RETAINED EARNINGS                                         83,747         (76,250)       (F)             159,997
    MINIMUM PENSION LIABILITY ADJUSTMENT                      (4,571)                                        (4,571)
                                                         -------------     -----------                 -------------

             TOTAL STOCKHOLDERS EQUITY                       155,778          76,250                        232,028

             TOTAL LIABILITIES AND EQUITY                 $1,218,954        ($40,458)                    $1,178,496
                                                         -------------     -----------                 -------------
                                                         -------------     -----------                 -------------

                               SEE ATTACHED NOTES

                     FIBREBOARD CORPORATION AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                     FOR THE SIX MONTHS ENDED JUNE 30, 1995
              (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                              PRO FORMA     ADJUSTMENT
                                             AS REPORTED     ADJUSTMENTS       KEY          PRO FORMA
                                             -----------     -----------    ----------    --------------

NET SALES                                      $253,190        ($77,834)       (1)            $175,356
COST OF SALES                                   197,356         (71,194)       (1)             126,162
                                             -----------     -----------                  --------------

GROSS MARGIN                                     55,834          (6,640)                        49,194

SELLING AND ADMINISTRATIVE EXPENSES              40,134          (2,168)       (1)              37,966
ASBESTOS-RELATED ITEMS                           (4,000)                                        (4,000)
                                             -----------     -----------                  --------------

OPERATING INCOME                                 19,700          (4,472)                        15,228
INTEREST EXPENSE                                 (3,929)          3,200        (2)                (729)
INTEREST AND OTHER INCOME                           884           2,021        (3)               2,905
                                             -----------     -----------                  --------------
INCOME BEFORE INCOME TAXES                       16,655             749                         17,404
INCOME TAXES                                     (6,660)           (300)       (4)              (6,960)
                                             -----------     -----------                  --------------

NET INCOME                                       $9,995            $449                        $10,444
                                             -----------     -----------                  --------------
                                             -----------     -----------                  --------------


EARNINGS PER SHARE
         PRIMARY                                  $1.11                                          $1.16
         FULLY DILUTED                            $1.10                                          $1.15

COMMON EQUIVALENT SHARES (THOUSANDS)
(WEIGHTED AVERAGE)
          PRIMARY                                 9,026                                          9,026
          FULLY DILUTED                           9,050                                          9,050

                               SEE ATTACHED NOTES

                     FIBREBOARD CORPORATION AND SUBSIDIARIES
                   PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                  FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1994
              (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                              PRO FORMA     ADJUSTMENT
                                             AS REPORTED     ADJUSTMENTS        KEY         PRO FORMA
                                             -----------     -----------    ----------     ------------

NET SALES                                      $363,705       ($180,309)       (1)            $183,396
COST OF SALES                                   295,202        (162,341)       (1)             132,861
                                             -----------     -----------                   ------------

CROSS MARGIN                                     68,503         (17,968)                        50,535

SELLING AND ADMINISTRATIVE EXPENSES              40,690          (5,298)       (1)              35,392
ASBESTOS-RELATED ITEMS                       -----------     -----------                   ------------

OPERATING INCOME                                 27,813         (12,670)                        15,143
INTEREST EXPENSE                                 (4,931)          3,321        (2)              (1,610)
INTEREST AND OTHER INCOME                        22,555         (12,718)       (3)               9,837
                                             -----------     -----------                   ------------

INCOME BEFORE INCOME TAXES                       45,437         (22,067)                        23,370
INCOME TAXES                                    (18,402)          8,937        (4)              (9,465)
                                             -----------     -----------                   ------------

NET INCOME                                      $27,035        ($13,130)                       $13,905
                                             -----------     -----------                   ------------
                                             -----------     -----------                   ------------

EARNINGS PER SHARE
         PRIMARY                                  $3.01                                          $1.55
         FULLY DILUTED                            $3.01                                          $1.55

COMMON EQUIVALENT SHARES (THOUSANDS)
(WEIGHTED AVERAGE)
         PRIMARY                                  8,986                                          8,986
         FULLY DILUTED                            8,992                                          8,992

                                SEE ATTACHED NOTES

                             FIBREBOARD CORPORATION
              Notes to Pro Forma Consolidated Financial Statements
                 Reflecting the Sale of the Wood Products Group
                          (Dollar Amounts in Thousands)
                                   (Unaudited)

1.   Principles of Presentation

     On September 25, 1995 Fibreboard Corporation sold its Wood Products Group conversion facilities and timberlands to Sierra Pacific Industries for $245,000 in cash subject to a number of purchase price adjustments.

     For purposes of preparing these pro forma financial statements, such purchase price adjustments have been estimated from available data. However, the data used is preliminary and the pro forma adjustments reflected in the statements which follow are subject to change.

     The unaudited pro forma statements of income for the year ended December 31, 1994 and for the six months ended June 30, 1995 give effect to the transaction as though it had occurred on January 1, 1994 and January 1, 1995. The unaudited pro forma balance sheet as of June 30, 1995 gives effect to the transaction as though it had occurred on that date. The pro forma statements of income and pro forma balance sheet are based on the historical financial statements of Fibreboard Corporation for the year ended December 31, 1994 and for the six months ended June 30, 1995.

     Because the pro forma statements include only the adjustments described below, they should not be considered indicative of the results that would have occurred if the sale of the Wood Products Group had taken place on the dates indicated or which may be obtained in the future.

     The pro forma financial statements should be read in conjunction with the consolidated financial statements of Fibreboard Corporation.

2.   Pro Forma Balance Sheet Adjustments:

     a. To increase cash and cash equivalents to reflect the net cash generated from the sale of the Wood Products Group after the payment of income taxes, reductions of outstanding debt and other costs.
     b. To reduce assets and liabilities by the amount of assets purchased and liabilities assumed by Sierra Pacific Industries.
     c. To reclassify certain assets to be held for future sale and not sold to Sierra Pacific Industries as other assets.
     d. To reduce long term debt for assumed repayment of debt from proceeds of the sale of Wood Products Group.

     e. To reduce deferred taxes for the financial and tax basis differences arising from this transaction.
     f. To increase stockholders' equity by the estimated after-tax gain from the sale of the Wood Products Group.


3.   Pro Forma Statement of Income Adjustments:

     1. To eliminate sales and expenses directly attributable to the Wood Products Group.
     2. To adjust interest expense to reflect assumed debt repayment with proceeds of the sale.
     3. To adjust interest income to reflect the projected investment return of the net proceeds from the sale of the Wood Products Group and disposal of surplus assets.
     4.   To adjust the income tax provision for items 1, 2 and 3 above.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                        FIBREBOARD CORPORATION
                                        ----------------------
                                             (Registrant)




Dated: November 20, 1995                 By: /s/ Garold E. Swan
                                           -------------------
                                           Garold E. Swan
                                           Vice President and Controller